UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                March 9, 2005
                             -------------------
                     (Date of earliest event reported)


                LABORATORY CORPORATION OF AMERICA HOLDINGS
                ------------------------------------------
          (Exact name of registrant as specified in its charter)



    DELAWARE                      1-11353                    13-3757370
  --------------                -----------                --------------
 (State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification
  Incorporation)                                                Number)


             358 SOUTH MAIN STREET
          BURLINGTON, NORTH CAROLINA                       27215
     ---------------------------------------              -------
     (Address of principal executive offices)            (Zip Code)

                               336-229-1127
                               ------------
             (Registrant's telephone number, including area code)

                                    N/A
                  ---------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;Appointment of Principal Officers

       On March 9, 2005, the Company received notice from Wesley R. Elingburg of his intent to retire from his position as the Company's Executive Vice President, Chief Financial Officer and Treasurer effective June 3, 2005.

       On March 10, 2005, the Board of Directors of the Company appointed William B. Hayes as Mr. Elingburg's successor. During this transition period, Mr. Elingburg will continue to serve as Executive Vice President, Chief Financial Officer and Treasurer.

       Mr. Hayes, 39 years old, has served as Senior Vice President of Finance since 2000 and has been responsible for all of the billing operations of the Company since joining the Company in September 1996. He has also been responsible for Investor Relations and Corporate Communications since August 2004. Mr. Hayes previously held positions with the Company as Vice President, Finance from 1998 to 2000 and as Associate Vice President, Finance from 1996 to 1998.

       The press release dated March 11, 2005 is attached herewith as Exhibit 99.1.


ITEM 9.01  Financial Statements and Exhibits

(c)  Exhibits

       Exhibit           Description
      ---------         ---------------------------------------------
        99.1             Press Release


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LABORATORY CORPORATION OF AMERICA HOLDINGS
                                   ------------------------------------------
                                   (Registrant)


                                    By:/s/ BRADFORD T. SMITH
                                    --------------------------------------
                                    Bradford T. Smith
                                    Executive Vice President and Secretary

Date: March 11, 2005


                            EXHIBIT INDEX

       Exhibit           Description
      ---------         ---------------------------------------------
99.1	Press Release